Fiscal 2nd Quarter 2020 Results

February 5, 2020

DISCLAIMER

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation includes "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "outlook," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors and is impossible to anticipate all factors that could affect our actual results. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our filings with the Securities and Exchange Commission (the "SEC"). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Included in this presentation are certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted (Diluted) Earnings Per Share, Net Debt, Net Leverage and Free Cash Flow designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the appendix of this presentation for a reconciliation of the historical non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Reconciliations of the non-GAAP measures used in this presentation are included or described in the tables attached to the appendix. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons we are unable to address the probable significance of the unavailable information, which could be material to future results.

EXECUTIVE SUMMARY

Fiscal Second Quarter 2020

1. Demand-shaping a higher-value mix of sales
2. Improved Lighting adjusted operating income - sales mix transition (420 bps increase in adjusted gross margin)
3. Graphics Segment generated ninth consecutive quarter of y/y sales growth (+12% in F2Q20)
4. Adj. net income of $1.6 million, or $0.06 per diluted share, in F2Q20 vs. $0.9 million, or $0.03 per diluted share, in F2Q19
5. Approximately $8.1 million in cash proceeds from North Canton facility; serve to fund business investment and further reduce debt
6. Appointed new sales leader and select other key position hires

CONSOLIDATED PERFORMANCE INDICATORS

Focus On Generating Higher Quality Sales and Earnings

1. Sales performance reflects planned exit from lower margin business
2. Y/Y improvement in Adjusted Operating Income, Adjusted EBITDA and Adjusted EPS
3. Adjusted gross margin improved 150 bps y/y, reflecting a shift in sales mix and restructuring cost savings
4. Continue to invest in innovation and commercial initiatives

Total Sales ($MM)



$89.5
$88.7
$82.4
F2Q19
F1Q20
F2Q20

Adjusted Diluted Earnings Per Share ($MM)



$0.03
$0.04
$0.06
F2Q19
F1Q20
F2Q20

Adjusted Operating Income ($MM)



$1.5
$2.3
$2.1
F2Q19
F1Q20
F2Q20

Adjusted EBITDA ($MM)



$4.1
$4.7
$4.2
F2Q19
F1Q20
F2Q20

(1) Excludes severance costs, restructuring costs and goodwill impairment

LIGHTING SEGMENT SUMMARY

Shift In Commercial Policy Evident In Fiscal Q2

1. Sales decline driven by planned exit from a high-volume, low-margin retail account, other commodity priced products
2. Transition impacts short-term sales, initiatives in progress to generate profitable sales growth
3. Recent project order levels are above prior year
4. 420 bps expansion to adjusted gross margin, driven by shift sales mix and cost savings from the closure of New Windsor factory
5. Product roadmaps are beginning to deliver, several key products launched in the quarter

Lighting Segment Sales ($MM)



$63.7
$63.2
$53.4
F2Q19
F1Q20
F2Q20

Lighting Segment Adjusted Operating Income ($MM)



$2.9
$4.5
$3.2
F2Q19
F1Q20
F2Q20

Lighting Segment Adjusted EBITDA ($MM)



$4.9
$6.3
$4.8
F2Q19
F1Q20
F2Q20

Lighting Segment Adjusted EBITDA Margin (%)



7.7%
10.0%
9.0%
F2Q19
F1Q20
F2Q20

GRAPHICS SEGMENT SUMMARY

Reported 9th Consecutive Quarter of Y/Y Sales Growth

1. Petroleum vertical continues to drive demand; both new projects and new accounts driving growth
2. Awarded four-year contract extension with ChevronTexaco, our third largest petroleum vertical customer
3. Higher sales, together with lower segment costs, contributed to the improvement in operating income
4. North Canton facility sale and near-by relocation benefits include cash proceeds for investment, retention of skilled workforce, improved operational utilization

Graphics Segment Sales ($MM)


$25.9
$25.5
$28.9
F2Q19
F1Q20
F2Q20

Graphics Segment Adjusted Operating Income ($MM)


$0.9
$1.1
$1.7
F2Q19
F1Q20
F2Q20

Graphics Segment Adjusted EBITDA ($MM)


$1.3
$1.5
$2.0
F2Q19
F1Q20
F2Q20

Graphics Segment Adjusted EBITDA Margin (%)


5.1%
5.7%
7.0%
F2Q19
F1Q20
F2Q20

IMPROVED WORKING CAPITAL MANAGEMENT

$23 million Reduction in Working Capital on a Y/Y Basis

1. Improvements in both dollars and days of working capital, increasing leverage
2. Improvement realized in all areas of working capital, notably inventory
3. Monitoring events with potential impacts to working capital; foreign trade policy changes, coronavirus, etc.



Internal Initiatives To Reduce Working Capital Requirements Making Steady Progress ($MM)
$74.6
$68.3
$63.6
$62.4
$51.6
F2Q19
F3Q19
F4Q19
F1Q20
F2Q20

CONTINUED GROWTH IN FREE CASH FLOW

Directing FCF Mainly Toward Reduction In Net Leverage

1. Increase in cash flow used for further debt reduction and business investment
2. Significant availability on existing line of credit

F2Q19 vs. F2Q20 Free Cash Flow ($MM)(1)



$4.5
$13.8
F2Q19
F2Q20

TTM F2Q19 vs. TTM F2Q20 Free Cash Flow ($MM)(1,2)



$15.4
$34.9
$12.3 from New Windsor asset sale
TTM F2Q19
TTM F2Q20

(1) Free cash flow defined as cash flow from operations less total capital expenditures
(2) The Company received $12.3 million in cash proceeds from the sale of the New Windsor facility received during the fiscal first quarter 2020

DISCIPLINED BALANCE SHEET MANAGEMENT

Growth In Free Cash Flow Supports Reduction in Net Debt

1. Reduced net debt outstanding by nearly $30 million on a y/y basis
2. Reduced debt provides flexibility for the business as it pursues profitable growth



Net Debt Outstanding ($MM)
$42.0
$38.8
$42.1
$38.6
$21.6
$9.2
F1Q19
F2Q19
F3Q19
F4Q19
F1Q20
F2Q20



Net Debt / TTM Adjusted EBITDA(1)
2.3 x
1.7 x
0.7 x
F2Q19
F1Q20
F2Q20

APPPENDIX

Adjusted Diluted Earnings Per Share

Non-GAAP Reconciliation - In Thousands of Dollars, Except For Per Share Data

	Q2 2019		Q1 2020		Q2 2020	
		Diluted EPS		Diluted EPS		Diluted EPS
Net (Loss) Income	$(15,782)	$ (0.61)	$ 4,475	$ 0.17	$ 1,743	$ 0.07
Restructuring and plant closure costs	817	0.03	(3,449)	(0.13)	223	0.01
Severance costs	385	0.01	--	--	44	--
Goodwill impairment	15,361	0.60	--	--	--	--
Transition and re-alignment costs	94	--	--	--	--	--
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	0	--	--	--	(435)	(0.02)
Net Income (Loss) Adjusted	**$ 875**	**$ 0.03**	**$ 1,026**	**$ 0.04**	**$ 1,575**	**$ 0.06**

Note: All adjustments are net of tax except for the adjustment of the deferred tax assets, the Tax impact due to the annual tax rate used for GAAP reporting purposes, and the Tax impact from the anticipated sale of the New Windsor Assets

Segment Adjusted Operating Income and EBITDA

Non-GAAP Reconciliation - Thousands of Dollars

Lighting Segment	Q2 2019	Q1 2020	Q2 2020
Net Sales [a]	63,654	63,191	53,436
Operating Income (loss)	(18,452)	9,159	3,150
Restructuring and plant closure costs	1,033	(4,649)	(2)
Severance costs	183	-	18
Goodwill impairment	20,165	-	-
Adjusted Operating Income	**2,929**	**4,510**	**3,166**
Depreciation and amortization	1,952	1,778	1,661
Adjusted EBITDA [b]	**4,881**	**6,288**	**4,827**
Adjusted EBITDA Margin % [b] / [a]	**7.7%**	**10.0%**	**9.0%**

Graphics Segment	Q2 2019	Q1 2020	Q2 2020
Net Sales [c]	25,887	25,510	28,941
Operating Income (loss)	861	1,017	1,362
Restructuring and plant closure costs	-	54	279
Severance costs	53	-	17
Adjusted Operating Income (loss)	**914**	**1,071**	**1,658**
Depreciation and amortization	397	386	374
Adjusted EBITDA [d]	**1,311**	**1,457**	**2,032**
Adjusted EBITDA Margin % [d] / [c]	**5.1%**	**5.7%**	**7.0%**

Corporate Segment	Q2 2019	Q1 2020	Q2 2020
Operating Loss	(2,680)	(3,337)	(2,752)
Restructuring and plant closure costs	-	7	(1)
Severance costs	256	-	19
Transition and realignment costs	120	-	-
Adjusted Operating Loss	**(2,304)**	**(3,330)**	**(2,734)**
Depreciation and amortization	243	235	117
Adjusted EBITDA	**(2,061)**	**(3,095)**	**(2,617)**

LSI Industries	Q2 2019	Q1 2020	Q2 2020
Operating (Loss) Income	(20,271)	6,839	1,760
Restructuring and plant closure costs	1,033	(4,588)	276
Severance costs	492	-	54
Transition and realignment costs	120	-	-
Goodwill impairment	20,165	-	-
Adjusted Operating Income (loss)	**1,539**	**2,251**	**2,090**
Depreciation and amortization	2,592	2,399	2,152
Adjusted EBITDA	**4,131**	**4,650**	**4,242**

Free Cash Flow

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Net cash flows (used in) provided by operating activities	7,932	3,611	2,188	5,440	(1,243)	5,106	6,359	14,544
Purchases in property, plant, and equipment	(988)	(1,228)	(648)	(931)	(769)	(270)	(355)	(764)
Proceeds from sale of facility	-	-	-		-	-	12,332	-
Free Cash Flow	**6,944**	**2,383**	**1,540**	**4,509**	**(2,012)**	**4,836**	**18,336**	**13,780**
TTM Free Cash Flow		**8,094**	**12,857**	**15,376**	**6,420**	**8,873**	**25,669**	**34,940**

Net Debt Outstanding

In Thousands of Dollars, Except For Per Share Data

LSI Industries	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Debt	48,372	43,812	39,541	23,181	10,437
Less:					
Cash	9,563	1,686	966	1,579	1,248
Net Debt Outstanding	38,809	42,126	38,575	21,602	9,189